UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On October 30, 2023, BIO-key International, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors in connection with a public offering of the Company’s securities (the “Offering”). At the closing of Offering on October 31, 2023, the Company issued and sold 21,430,000 units (the “Units”), consisting of 4,230,000 share of common stock, par value $0.0001 per share (the “Common Stock”), 17,200,000 pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”), and 21,430,000 warrants to purchase share of Common Stock (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”). Each Unit was sold at a public offering price of $0.175. The Common Warrants are immediately exercisable at an exercise price of $0.175 per share and expire on the five-year anniversary of the date of issuance. The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.001 per share.

The Offering was made pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-275003), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 30, 2023. The final prospectus relating to the offering was filed with the SEC on October 31, 2023 and may be obtained from the SEC’s website at http://www.sec.gov or from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, at (212) 895-3745.

The net proceeds from the offering were approximately $3.3 million, after deducting the placement agent fees and offering expenses. The Company intends to use the net proceeds from the offering to repay up to $2.2 million of outstanding indebtedness and for general corporate and working capital purposes to fund ongoing operations and expansion of the business.

On October 30, 2023, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC to serve as its exclusive placement agent in connection with the Offering. Pursuant to the terms of the Placement Agency Agreement, the Company paid a cash fee to Maxim Group LLC equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in Offering, as well as reimbursement for certain expenses.

The Warrants are immediately exercisable and will expire five years from the date of issuance. The Warrants contain standard and customary adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions and standard and customary rights upon “fundamental transactions” (as described in the Warrants). The Warrants include cashless exercise rights to the extent the shares of Common Stock underlying the Warrants are not registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Warrants, a holder will not be entitled to exercise any portion of any such Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates and any other person whose beneficial ownership of Common Stock would or could be aggregated with the holder’s) would exceed 4.99% or 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

Simultaneously with the closing of the Offering, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”) with Broadridge Corporate Issuer Solutions, LLC (“Broadridge”), pursuant to which Broadridge will act as warrant agent with respect to the Warrants issued by the Company in the Offering.

The representations, warranties and covenants contained in the Purchase Agreement, Placement Agency Agreement and Warrant Agency Agreement were made solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement, Placement Agency Agreement and Warrant Agency Agreement are incorporated herein by reference only to provide investors with information regarding the terms of such agreements, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing descriptions of the Purchase Agreement, Common Warrants, Pre-Funded Warrants, Placement Agency Agreement, and Warrant Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, Common Warrants, Pre-Funded Warrants, Placement Agency Agreement, and Warrant Agency Agreement which are filed as Exhibits 10.1, 4.1 4.2, 1.1, and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01         Regulation FD Disclosure.

On October 30, 2023, the Company issued a press release announcing the pricing of the Units in the Offering. On October 31, 2023, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits
1.1	Form of Placement Agency Agreement (incorporated by reference to Exhibit 1.1 to Amendment No. 1 to Registration Statement on Form S-1 filed by BIO-key International, Inc. on October 26, 2023)

4.1	Form of Common Warrant (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to Registration Statement on Form S-1 filed by BIO-key International, Inc. on October 26, 2023)

4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to Registration Statement on Form S-1 filed by BIO-key International, Inc. on October 26, 2023)

4.3	Form of Warrant Agency Agreement (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to Registration Statement on Form S-1 filed by BIO-key International, Inc. on October 26, 2023)

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.39 to Amendment No. 1 to Registration Statement on Form S-1 filed by BIO-key International, Inc. on October 26, 2023)

99.1	Press Release dated October 30, 2023 (furnished herewith)

99.2	Press Release dated October 31, 2023 (furnished herewith)

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: November 2, 2023
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer